Exhibit 99.1

Hecate Energy Group to Become Public Company Through

Business Combination with EGH Acquisition Corp.

CHICAGO, IL January 22, 2026 – Hecate Energy Group LLC (“Hecate”), an independent energy infrastructure developer, and EGH Acquisition Corp. (NASDAQ: EGHAU, EGHA, EGHAR) (“EGH”) today announced they have entered into a definitive business combination agreement (the “Transaction” or the “Business Combination”) that would result in Hecate becoming a public company to be listed on Nasdaq under the ticker symbol “HCTE.”

Company Background

Hecate is a leading U.S. developer of utility-scale energy parks with a diversified portfolio spanning solar, battery storage, wind, and thermal generation. Hecate is strategically positioned to benefit from accelerating demand for powered land, driven by the rapid growth of data centers, hyperscalers and other large-load customers. Hecate has demonstrated a proven ability to monetize projects through asset sales, Build-Transfer Agreements (“BTAs”), and Development Services Agreements (DSAs”), while also retaining the flexibility to evolve into an Independent Power Producer (“IPP”) and capture long-term, recurring operating cash flows.

Founded in 2012 by a team of experienced energy industry executives, Hecate has assembled the largest independent portfolio of renewable and thermal power projects totaling more than 47 gigawatts (“GW”). Hecate’s portfolio is spread across eight U.S. power markets and 26 states, providing significant embedded growth and multiple paths to value realization. Since inception, Hecate has successfully sold over 12 GW of projects to a diversified group of blue-chip counterparties. In addition, Hecate has more than four GW of projects currently under exclusivity or advanced negotiations for sale.

Chris Bullinger, President & CEO of Hecate commented, “Our partnership with EGH and its experienced team and the public listing resulting from a successful completion of our combination represent a transformational milestone for Hecate as we advance to the next phase of growth and value creation. Access to the public capital markets will strengthen our ability to accelerate project development and monetization, while providing the flexibility to evolve into an Independent Power Producer and generate long-term, recurring cash flows. A publicly traded platform also enhances our ability to attract institutional investors while building the energy infrastructure required to support the nation’s rapidly growing power needs.”

Drew Lipsher, Chief Executive Officer of EGH stated, “We are pleased to partner with Chris and the Hecate team as they enter Hecate’s next phase of growth. Hecate’s significant portfolio, combined with the team’s strong reputation and proven execution, positions Hecate exceptionally well to meet the rising demand for reliable power from data centers and hyperscalers as well as other large consumers of power. We believe Hecate is uniquely positioned to capitalize on this opportunity and deliver meaningful long-term value.”

Transaction Summary

The transaction values Hecate at a pre-money enterprise value of $1.2 billion, and EGH’s trust account will provide up to $155 million for the development of Hecate’s utility-scale energy park portfolio, any EGH shareholder redemptions, and transaction expenses. Following closing, Hecate’s existing management team will continue to lead the combined company and Hecate’s shareholders will roll 100% of their equity holdings into the public company. EGH’s sponsor alongside Hecate’s management and certain key Hecate shareholders have committed to customary post-closing lock-up agreements. The Transaction was unanimously approved by the boards of directors of both Hecate and EGH and is anticipated to close in mid-2026, subject to customary closing conditions, including approval by EGH’s shareholders.

Additional information regarding the proposed Transaction including a copy of the Business Combination Agreement and other related documents will be included in a Current Report on Form 8-K to be filed by EGH with the Securities and Exchange Commission and will be available at www.sec.gov.

Hecate will be hosting a virtual investor day on February 5, 2026. Details will be released no later than February 2, 2026, including information on how to pre-register for the event.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as financial advisor and lead capital markets advisor to EGH. Seaport Global is also serving as a capital markets advisor to EGH. PEI Global Partners is acting as financial advisor for Hecate. Cahill Gordon & Reindel LLP is acting as legal advisor to Hecate. Allen Overy Shearman Sterling (US) LLP is serving as legal advisor to EGH.

About Hecate Energy LLC

Hecate Energy was founded in 2012 by a team of energy industry veterans and has successfully developed five GW of projects to construction or operations to-date. Hecate believes in establishing beneficial, sustainable, and collaborative partnerships with the host communities where its projects are located and tailors each energy project it develops to better meet the needs of project stakeholders.

Since its founding, Hecate has entered over 50 power purchase agreements (PPAs) and similar offtake contracts exceeding six GW of capacity with 24 counterparties as well as projects that are selling through wholesale power markets in the United Stated. Hecate has developed over five GW of projects that are now under construction or in operation, representing over $6 billion of energy investments. Hecate has an active development pipeline of over 47 GW of power projects.

About EGH Acquisition Corp.

EGH Acquisition Corp. formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. EGH focused its search in the broad power market and energy transition or sustainability arena targeting industries that require reliable and cost effective power and/or innovative decarbonization solutions in order to meet critical energy supply needs or emission reduction objectives.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of EGH or Hecate may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to EGH, Hecate or their respective management teams, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the management of EGH and the management of Hecate, as well as assumptions made by, and information currently available to, EGH’s management and Hecate’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in EGH’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to EGH, Hecate or persons acting on behalf of EGH or Hecate are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of EGH or Hecate, including those set forth in the Risk Factors section of EGH’s registration statement and prospectus for EGH’s initial public offering filed with the SEC. EGH and Hecate undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contacts

Hecate Energy Group LLC

Investors@HecateEnergy.com

EGH Acquisition Corp.
info@energygrowthholdings.com